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                      WARBURG PINCUS EMERGING MARKETS FUND
                         (the "Emerging Markets Fund")

                    WARBURG PINCUS INTERNATIONAL EQUITY FUND
                       (the "International Equity Fund")

                          WARBURG PINCUS JAPAN OTC FUND
                             (the "Japan Otc Fund")

     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION,
                          EACH DATED FEBRUARY 27, 1998

The following information supersedes certain information in the prospectuses and statement of additional information of each of the Warburg Pincus Funds listed above in the section entitled "Management of the Funds -- Portfolio Managers":

Emerging Markets Fund. Richard H. King and Vincent J. McBride serve as Co-Portfolio Managers of the Fund and Morid Kamshad, Jun Sung Kim and Federico
D. Laffan serve as Associate Portfolio Managers of the Fund. Mr. King and Mr. McBride have been Co-Portfolio Managers of the Fund since the Fund's inception and since September 1997, respectively. Mr. Kamshad, Mr. Kim and Mr. Laffan have been Associate Portfolio Managers of the Fund since April 1998. Harold W. Ehrlich no longer serves as Associate Portfolio Manager of the Fund.

Mr. Kamshad, a Vice President of Warburg, has been with Warburg since June 1997. Prior to joining Warburg, Mr. Kamshad was a senior investment manager at Pictet Asset Management from 1995 to 1997. From 1994 to 1995 he was an investment analyst at HSBC Asset Management, prior to which time he was a business development manager at Air Products and Chemicals-France. Mr. Kim, a Vice President of Warburg, has been with Warburg since September 1997. Prior to joining Warburg, Mr. Kim was an investment manager at Asset Korea Ltd. in Seoul from 1995 to 1997. From 1994 to 1995, Mr. Kim was an investment analyst at Baring Securities Ltd. (also in Seoul), prior to which time he was an assistant investment manager at Koeneman Capital Management in Singapore. Mr. Laffan, a Vice President of Warburg, has been with Warburg since May 1997. Prior to joining Warburg, Mr. Laffan was a senior manager and partner at Green Cay Asset Management from 1996 to 1997, prior to which time he was a senior portfolio manager and director at Foreign & Colonial Emerging Markets in London.

International Equity Fund. Mr. King, Mr. Ehrlich, Mr. McBride and P. Nicholas Edwards serve as Co-Portfolio Managers of the Fund. Mr. King has been a Portfolio Manager or Co-Portfolio Manager of the Fund since the Fund's inception. In addition, Mr. Edwards, Mr. Ehrlich and Mr. McBride have been Co-Portfolio Managers of the Fund since April 1998, prior to which time they served as the Fund's Associate Portfolio Managers.

Japan OTC Fund. Mr. Edwards serves as the Portfolio Manager of the Fund. Mr. Edwards has been Co-Portfolio Manager or Portfolio Manager of the Fund since May 1997. Mr. King no longer serves as Co-Portfolio Manager of the Fund.

Dated, April 20, 1998                                          16-0498 for WPISF
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